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EXHIBIT 10.1.1(B)


                           Magnesium Corporation of America
                              238 North 2200 West Street
                               Salt Lake City, UT 84116


July 22, 1998


Mr. Ron L. Thayer
C/O Magnesium Corporation of America
238 North 2200 West Street
Salt Lake City, UT 84116

Dear Ron:

Reference is made to your Employment Agreement with this Corporation dated January 1, 1993 (the "Agreement").

This will confirm our agreement with you as follows:

The base salary provided in Section 2(a) of the agreement is increased from $80,000 to $120,000, effective this date.

The parties reaffirm the Agreement as amended hereby.

Please confirm your agreement to the foregoing by signing and returning the enclosed copy.

                                             Very truly yours,

                                             MAGNESIUM CORPORATION
                                                  OF AMERICA


                                             By  /s/ Michael H. Legge



CONFIRMED AND AGREED TO:



/s/ Ron L. Thayer